Exhibit 99.1

DYNARESOURCE, INC.

 FOR IMMEDIATE RELEASE

DynaResource, Inc. Acquires Majority Interest in

DynaResource de Mexico, S.A. de C.V.

Irving, Texas (June 24, 2013) OTCQB: DYNR – DynaResource, Inc. (“DynaUSA”, and “the Company”) is pleased to announce that it received on June 21, 2013, 300 Shares of Series B Variable Capital Shares of DynaResource de Mexico S.A. de C.V. (“DynaMexico”), in exchange for the settlement of accounts receivable from DynaMexico in the amount of $31,090,710 Mexican Pesos (approximately $ 2.4 M. USD). After the issuance and receipt of the 300 Series B Shares, DynaUSA holds 80% of the total outstanding Capital of DynaMexico. DynaMexico owns 100% of the San Jose de Gracia Project in northern Sinaloa, Mexico (“SJG”, and the “SJG Property”). (See table representation of the outstanding Capital of DynaMexico below).

The exchange of shares by DynaMexico for amounts payable to DynaUSA was unanimously approved by attending shareholders at a meeting of the shareholders of DynaMexico, held on the second call for shareholder’s meeting on May 17, 2013 in Mazatlan, Sinaloa, Mexico. Of the total amount of $31,090,170 Mexican Pesos exchanged for the 300 Shares, $150,000 Mexican Pesos was accounted for at the nominal value of $500 Mexican Pesos per share, and the remaining balance of $30,940,710 Mexican Pesos was accounted for as a premium for the subscription of the shares agreed to be paid by DynaUSA.

The date of issuance of the 300 Series B Share Certificate was June 21, 2013. As a result of the issuance and exchange by DynaMexico of the 300 Variable Capital shares for amounts owed to DynaUSA, the accounts payable amount owed by DynaMexico to DynaUSA has been retired in full. Mineras de DynaResource S.A. de C.V., the 100 % owned subsidiary of DynaUSA (“Mineras”), continues to carry an amount receivable from DynaMexico of $455,000 USD at June 21, 2013. Mineras continues to make cash advances to DynaMexico in order that DynaMexico pay for the maintenance and advance of the San Jose de Gracia Property, and on May 15, 2013 Mineras entered into an Exploitation Amendment Agreement (“EAA”) with DynaMexico which EAA grants to Mineras the rights to finance, maintain, explore and exploit the SJG Property (See News Release by DynaUSA dated June 21, 2013).

After the issuance of the 300 Series B Variable Capital shares of DynaMexico to DynaUSA as described above, the current outstanding Capital of DynaMexico is set forth below:

DynaMexico Shareholder	Fixed Capital Series “A” Shares	Variable Capital Series “B” Shares	Total Capital Shares (Series A and B)
DynaResource, Inc.	099	300	399
Koy W. Diepholz	001		001
Goldgroup Resources Inc.		100	100
Total Capital Issued	100	400	500

 Mr. K.D. Diepholz, Chairman-CEO of DynaUSA, said: “I would like to express my appreciation to DynaMexico for resolving the accounts payable to DynaUSA. A portion of the amounts previously owing to DynaUSA were advanced to DynaMexico during the foundational period of DynaMexico and have been carried on account for several years, and the total amount owed by DynaMexico to DynaUSA has increased substantially since 2011. The unanimous approval from the attending shareholders to the meeting of shareholders of DynaMexico of May 17, 2013 confirms the support for resolving the accounts payable of DynaMexico. I am satisfied that this exchange of shares of the Variable Capital of DynaMexico for outstanding accounts payable is a fair resolution for the shareholders of DynaUSA and DynaMexico. With the matter of accounts payable by DynaMexico to DynaUSA now resolved; DynaMexico and Mineras may now focus their efforts on the further development of the SJG Property. DynaMexico is expected to receive all the support for the further development of SJG from DynaUSA, its shareholders, and from Mineras, the named Exclusive Operating Entity at the SJG Property. Mineras will now be planning the next advances at SJG under the terms of the EAA Agreement with DynaMexico.” (See Previous News Release of DynaUSA dated June 21, 2013.)

About San Jose de Gracia (“SJG”)

The San Jose de Gracia Property currently covers an area of 69,121 Hectares, and is 100% owned by DynaResource de Mexico S.A. de C.V. (“DynaMexico”, *Note DynaUSA-DynaMexico in paragraph below). In excess of one million ounces gold was reportedly produced from the SJG Property in the early 1900’s, originating from high grade gold veins, including approximately 470,000 Oz. gold reportedly produced from the La Purisima area of SJG at an average gold grade of 66.7 g/t. In June 2010, the SJG Project was recognized by the State of Sinaloa as the most significant Gold Project in the State for the year 2010.

Current NI 43-101 Technical Report for DynaMexico - SJG

DynaResource, Inc. received from DynaMexico on March 28, 2012 a National Instrument 43-101 (“NI 43-101”) compliant Technical Report for the San Jose de Gracia Project (the “2012 DynaMexico Luna-CAM SJG Technical Report”, the “Technical Report”), and approved by DynaMexico, the 100% owner of SJG. The 2012 DynaMexico Luna-CAM SJG Technical Report was prepared by Mr. Ramon Luna, BS, P.Geo., of Servicios y Proyectos Mineros, Hermosillo, Mexico, and a Qualified Person as defined under NI 43-101; and by Mr. Robert Sandefur, BS, MSc, P.E., a senior reserve analyst for Chlumsky, Armbrust & Meyer LLC, Lakewood, CO., and a Qualified Person as defined under NI 43-101. The 2012 DynaMexico Luna-CAM SJG Technical Report includes as Section Fourteen (14) a Mineral Resource Estimate for SJG as prepared by Mr. Sandefur (the “2012 DynaMexico-CAM SJG 43-101 Mineral Resource Estimate”, and, the “Mineral Resource Estimate”). The Company filed the Technical Report on SEDAR (www.sedar.com) on March 28, 2012.

The Company received from DynaMexico on December 31, 2012, an updated NI 43-101 compliant (“NI 43-101”) Technical Report for the San Jose de Gracia Project (the “Updated 2012 DynaMexico Luna-CAM SJG Technical Report, and the “Updated Technical Report”). The Updated Technical Report was approved by DynaMexico, and filed by the Company with SEDAR on December 31, 2012. (See previous news release of DynaUSA dated January 10, 2013.)

Current NI 43-101 Mineral Resource Estimate for SJG

The 2012 DynaMexico-CAM SJG Mineral Resource Estimate concentrates on four separate main vein systems at SJG: Tres Amigos, San Pablo, La Union, and La Purisima. The Mineral Resource Estimate includes Indicated Resources at: (1) Tres Amigos of 893,000 tonnes with an average grade of 4.46 g/t, totaling 128,000 Oz. Au; and (2) San Pablo of 1,308,000 tonnes with an average grade of 6.52 g/t, totaling 274,000 Oz. Au. The Mineral Resource Estimate also includes an Inferred Resource of 3,953,000 tonnes in aggregate for the four main vein systems, with an average grade of 5.83 g/t, totaling 741,000 Oz. Au. The Effective Date of the 2012 DynaMexico Luna-CAM SJG Technical Reports and including the 2012 DynaMexico-CAM SJG 43-101 Mineral Resource Estimate is February 6, 2012. The Mineral Resource Estimate is reported using a 2.0 g/t cut off grade for underground mining. As of the Effective Date of the Technical Reports and Mineral Resource Estimate, there is no economic assessment report completed for SJG so the precise cutoff grade for underground mining has not yet been determined.

DynaUSA - DynaMexico

DynaUSA (the “Company”) is a Resource Investment and Management Company based in Irving, Texas, with a current focus on the SJG Property in Mexico, targeting growth in the defining and future production of predominately gold resources. The Company founded DynaMexico in March 2000 specifically for the purpose of acquiring and consolidating the SJG Property; and it completed the consolidation of the entire SJG Property to DynaMexico in 2003 (approx. 15 sq. km. at that time), * with the exception of the San Miguel Mining Concession (7 Hectares, for which DynaMexico is proceeding towards accomplishing the transfer of title to DynaMexico, under previously signed sale and purchase agreements). During the period 2003-2006, DynaMexico conducted Pilot Production operations at SJG including the mill processing by gravity-flotation circuit of mineralized tonnage mined from the San Pablo area of SJG, reporting production results of: 18,250 Oz. gold sold at an average realized gold price of $440 USD/Oz.; 42,000 tons mill feed; average feed grades of 15-20 g/t gold; and, average production costs of less than $175/Oz. gold.

Exclusive Operating Entity at San Jose de Gracia – Mineras is Operator

Under the provisions of Operating Agreements between Mineras and DynaMéxico, including the Exploitation Amendment Agreement dated May 15, 2013 (“EAA”); Mineras is named the exclusive operating entity at the SJG Property. Under the provisions of the EAA, Mineras is granted the rights to finance, operate, maintain, explore and exploit the SJG Property. (See prior news release of DynaUSA dated June 21, 2013.) DynaUSA owns 100% of Mineras.

DynaMexico – President Holding General Powers of Attorney

The Chairman-CEO of DynaUSA, who also serves as the President of DynaMéxico, holds broad powers of attorney (“POA’s”) for DynaMéxico which were granted and ratified by the shareholders of DynaMéxico in several written acts of the shareholders, and which POA’s give the current President broad authorities to act as if the Board of Directors on behalf of DynaMéxico.

On behalf of the Board of Directors of DynaUSA,

K.D. DIEPHOLZ; DynaResource, Inc; Chairman/CEO

For further information on DynaUSA and DynaMéxico, please visit www.dynaresource.com or contact:

Brad J. Saulter, DynaUSA V.P. – Investor Relations
K.D. Diepholz, DynaUSA - Chairman / CEO DynaResource de Mexico S.A. de C.V. - Presidente US. Telephone: 972-868-9066

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an “OTC Reporting Issuer” as that term is defined in BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC and not subject to Canadian securities legislation. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, “inferred mineral resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, although they may form, in certain circumstances, the basis of a “preliminary economic assessment” as that term is defined in National Instrument 43-101, Standards of Disclosure for Mineral Projects. U.S. investors are cautioned not to assume that part or all of an inferred mineral resource exists, or is economically or legally mineable.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This News release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Certain information contained in this news release, including any information relating to future financial or operating performance may be deemed “forward-looking”. All statements in this news release, other than statements of historical fact, that address events or developments that DynaResource expects to occur, are “forward-looking information”. These statements relate to future events or future performance and reflect the Company’s expectations regarding the future growth, results of operations, business prospects and opportunities of DynaResource. These forward-looking statements reflect the Company’s current internal projections, expectations or beliefs and are based on information currently available to DynaResource. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding the Company’s plans at the San Jose de Gracia property. Many of these assumptions are based on factors and events that are not within the control of DynaResource and there is no assurance they will prove to be correct. Such factors include, without limitation: capital requirements, fluctuations in the international currency markets and in the rates of exchange of the currencies of the United States and Mexico; price volatility in the spot and forward markets for commodities; discrepancies between actual and estimated production, between actual and estimated reserves and resources and between actual and estimated metallurgical recoveries; changes in national and local governments in any country which DynaResource currently or may in the future carry on business; taxation; controls; regulations and political or economic developments in the countries in which DynaResource does or may carry on business; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses and permits, diminishing quantities or grades of reserves; competition; loss of key employees; additional funding requirements; actual results of current exploration or reclamation activities; changes in project parameters as plans continue to be refined; accidents; labor disputes; defective title to mineral claims or property or contests over claims to mineral properties. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion losses (and the risk of inadequate insurance or inability to obtain insurance, to cover these risks) as well as those risks referenced in the Annual Report for DynaResource available at www.sec.gov. Forward-looking information is not a guarantee of future performance and actual results and future events could differ materially from those discussed in the forward-looking information. All of the forward-looking information contained in this news release is qualified by these cautionary statements. Although DynaResource believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. DynaResource expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise.